UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2016

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PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	000-52059	20-0634715
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(941) 480-1600
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2016, the Board of Directors (the “Board”) of PGT, Inc. (the “Company”) authorized an increase in the number of members of the Board from seven to nine and appointed Sheree Bargabos and Jeff Jackson to fill the two resulting vacancies on the Board, effective immediately.  Ms. Bargabos will serve as a Class III director, with an initial term expiring at the annual meeting of shareholders to be held in 2018.  Mr. Jackson will serve as a Class II director, with an initial term expiring at the annual meeting of shareholders to be held in 2017.

Ms. Bargabos’ annual compensation will be consistent with that provided to the Company’s other non-management directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U. S. Securities and Exchange Commission on April 27, 2015 (the “Proxy Statement”), under the heading “Director Compensation.”  On February 1, 2016, the Board approved the following compensation package to Ms. Bargabos for her service on the Board: (a) an annual cash retainer of $57,500, (b) at the beginning of each year of service on the Board, a grant of restricted stock of the Corporation with an approximate value of $57,500 at the time of issuance, (c) as applicable, an annual cash retainer of $7,500 and $5,000 for service on the Audit Committee and Compensation Committee, respectively, and (d) reimbursement of reasonable travel expenses.

In addition, on February 1, 2016, the Board authorized the Company to enter into an indemnification agreement with each of Ms. Bargabos and Mr. Jackson, substantially in the form of the indemnification agreement entered into between the Company and its other directors, previously filed with the U.S. Securities and Exchange Commission on June 8, 2006 as Exhibit 10.17 to Amendment No. 3 to the Company’s Registration Statement on Form S-1/A (File No. 333-132365).

There is no arrangement or understanding between Ms. Bargabos and any other persons pursuant to which Ms. Bargabos was appointed as a director.  There are no related party transactions involving Ms. Bargabos that are reportable under Item 404(a) of Regulation S-K.

Mr. Jackson, as a member of the Company’s management team, will not receive compensation for his service on the Board.

There is no arrangement or understanding between Mr. Jackson and any other persons pursuant to which Mr. Jackson was appointed as a director.  Other than Mr. Jackson’s compensation arrangements, as described in the Proxy Statement, under the heading “Executive Compensation – Compensation Discussion and Analysis,” there are no related party transactions involving Mr. Jackson that are reportable under Item 404(a) of Regulation S-K.

Item 8.01	Other Information.

On February 2, 2016, the Company issued a press release announcing the appointments of Ms. Bargabos and Mr. Jackson to the Board.  A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

99                                                Press Release dated February 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2016	PGT, Inc.

	By:	/s/ Mario Ferrucci III
Name: Mario Ferrucci III
Title: Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release dated February 2, 2016.